UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported) January 16, 2001





         NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
                     NAVISTAR FINANCIAL 1996-B OWNER TRUST,
                     NAVISTAR FINANCIAL 1997-A OWNER TRUST,
                     NAVISTAR FINANCIAL 1997-B OWNER TRUST,
                     NAVISTAR FINANCIAL 1998-A OWNER TRUST,
                     NAVISTAR FINANCIAL 1999-A OWNER TRUST,
                    NAVISTAR FINANCIAL 2000-A OWNER TRUST AND
                      NAVISTAR FINANCIAL 2000-B OWNER TRUST
             (Exact name of Registrant as specified in its charter)





                                    Delaware
                 (State or other jurisdiction of incorporation)



              33-55865                                  51-0337491
      (Commission File Number)            (I.R.S. Employer Identification No.)



 2850 West Golf Road Rolling Meadows, Illinois             60008
   (Address of principal executive offices)             (Zip Code)




         Registrant's telephone number including area code 847-734-4000

                                    FORM 8-K



                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events.


          On January 26, 2001,  Registrant made available  the
          Monthly Servicer Certificates for the Period of December 2000 for the specified Owner Trusts, which are attached as
          Exhibit 20 hereto.


Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits:

                  See attached Exhibit Index.




                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



         NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
                     NAVISTAR FINANCIAL 1996-B OWNER TRUST,
                     NAVISTAR FINANCIAL 1997-A OWNER TRUST,
                     NAVISTAR FINANCIAL 1997-B OWNER TRUST,
                     NAVISTAR FINANCIAL 1998-A OWNER TRUST,
                     NAVISTAR FINANCIAL 1999-A OWNER TRUST,
                    NAVISTAR FINANCIAL 2000-A OWNER TRUST AND
                     NAVISTAR FINANCIAL 2000-B OWNER TRUST
             (Exact name of Registrant as specified in its charter)








Date:   February 1, 2001                           By:/s/ Ronald D. Markle
----------------------------                       --------------------------
                                                   Ronald D. Markle
                                                   Vice President & Controller

                                    FORM 8-K



                                 EXHIBIT INDEX


Exhibit No.    Description






               Navistar Financial 1996-B Owner Trust
   20.1        Monthly Servicer Certificate, dated January 22, 2001


               Navistar Financial 1997-A Owner Trust
   20.2        Monthly Servicer Certificate, dated January 16, 2001


               Navistar Financial 1997-B Owner Trust
   20.3        Monthly Servicer Certificate, dated January 16, 2001


               Navistar Financial 1998-A Owner Trust
   20.4        Monthly Servicer Certificate, dated January 16, 2001


               Navistar Financial 1999-A Owner Trust
   20.5        Monthly Servicer Certificate, dated January 16, 2001


               Navistar Financial 2000-A Owner Trust
   20.6        Monthly Servicer Certificate, dated January 16, 2001


   20.7        Navistar Financial 2000-B Owner Trust
               Monthly Servicer Certificate, dated January 16, 2001

Exhibit 20.1
Page 1 of 3
                     Navistar Financial 1996 - B Owner Trust
                         For the Month of December, 2000
                      Distribution Date of January 22, 2001
                            Servicer Certificate #51

Original Pool Amount                                   $486,507,362.75

Beginning Pool Balance                                  $25,086,735.21
Beginning Pool Factor                                        0.0515650

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)  $2,416,084.20
     Interest Collected                                    $178,838.09

Additional Deposits:
     Repurchase Amounts                                          $0.00
     Final Purchase of Receivables                      $22,655,109.47
     Liquidation Proceeds / Recoveries                      $45,734.82
Total Additional Deposits                                   $45,734.82

Repos / Chargeoffs                                          $15,541.54
Aggregate Number of Notes Charged Off                               83

Total Available Funds                                    $2,640,657.11

Ending Pool Balance                                              $0.00
Ending Pool Factor                                           0.0000000

Servicing Fee                                               $20,905.61

Repayment of Servicer Advances                                   $0.00

Reserve Account:
     Beginning Balance  (see Memo Item)                  $9,832,891.50
     Target Percentage                                          10.00%
     Target Balance                                              $0.00
     Minimum Balance                                             $0.00
     (Release) / Deposit                                ($9,832,891.50)
     Ending Balance                                              $0.00

Current Weighted Average APR:                                   9.171%
Current Weighted Average Remaining Term (months):                 8.63

Delinquencies                               Dollars      Notes
     Installments:   1 - 30 days         $713,493.23       510
                     31 - 60 days        $188,177.92       131
                     60+  days           $288,974.45        66

     Total:                            $1,190,645.60       543

     Balances:       60+  days           $873,676.12        66

Memo Item - Reserve Account

   Prior Month                              $9,730,147.26
+  Invest. Income                              $51,273.13
+  Excess Serv.                                $51,471.11
+  Transfer (to) / from Collections Account         $0.00
   Beginning Balance                        $9,832,891.50

Exhibit 20.1
Page 2 of 3

Navistar Financial 1996 - B Owner Trust
For the Month  of  December, 2000

                                                                                NOTES

                                                                                                           CLASS B        CLASS C
                                                 TOTAL     CLASS A - 1     CLASS A - 2     CLASS A - 2  CERTIFICATES   CERTIFICATES
Original Pool Amount                   $486,507,362.75 $106,500,000.00 $111,900,000.00 $236,500,000.00 $17,028,000.00 $14,579,362.75

Distributions:
     Distribution Percentages                                    0.00%           0.00%          93.50%          3.50%          3.00%
     Coupon                                                      5.49%           5.93%           6.33%          6.50%          7.45%

Beginning Pool Balance                  $25,086,735.21
Ending Pool Balance                              $0.00

Collected Principal                     $25,071,193.67
Collected Interest                         $178,838.09
Charge - Offs                               $15,541.54
Liquidation Proceeds / Recoveries           $45,734.82
Servicing                                   $20,905.61
Cash Transfer from Reserve Account               $0.00
Total Collections Avail for Debt Service$25,274,860.97

Beginning Balance                       $25,086,735.21           $0.00           $0.00  $16,549,213.26  $4,605,767.89  $3,931,754.06

Interest Due                               $136,654.65           $0.00           $0.00      $87,297.10     $24,947.91     $24,409.64
Interest Paid                              $136,654.65           $0.00           $0.00      $87,297.10     $24,947.91     $24,409.64
Principal Due                           $25,086,735.21           $0.00           $0.00  $16,549,213.26  $4,605,767.89  $3,931,754.06
Principal Paid                          $25,086,735.21           $0.00           $0.00  $16,549,213.26  $4,605,767.89  $3,931,754.06

Ending Balance                                   $0.00           $0.00           $0.00           $0.00         ($0.00)         $0.00
Note / Certificate Pool Factor                                  0.0000          0.0000          0.0000        (0.0000)        0.0000
   (Ending Balance / Original Pool Amount)
Total Distributions                     $25,223,389.86           $0.00           $0.00  $16,636,510.36  $4,630,715.80  $3,956,163.70

Interest Shortfall                               $0.00           $0.00           $0.00           $0.00          $0.00          $0.00
Principal Shortfall                              $0.00           $0.00           $0.00           $0.00          $0.00          $0.00
     Total Shortfall                             $0.00           $0.00           $0.00           $0.00          $0.00          $0.00
     (required from Reserve)
Excess Servicing                            $51,471.11
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance           $9,832,891.50
(Release) / Draw                        ($9,832,891.50)
Ending Reserve Acct Balance                      $0.00

Exhibit 20.1
Page 3 of 3

Navistar Financial 1996 - B Owner Trust
For the Month  of  December, 2000


Trigger Events:
A)   Loss Trigger - Reserve Account Balance
     Loss Trigger - Certificate Lockout Event
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                                6               5               4                3               2               1
                                             Jul-00          Aug-00          Sep-00           Oct-00          Nov-00          Dec-00

Beginning Pool Balance               $41,138,757.63  $37,279,292.27  $33,467,159.40   $30,477,415.95  $27,444,697.42  $25,086,735.21

A)   Loss Trigger:
Principal of Contracts Charged Off       $39,038.88     $117,267.19      $48,554.00       $17,217.73      $10,018.43      $15,541.54
Recoveries                               $28,445.48     $111,768.33      $21,644.75      $206,880.61      $63,296.42      $45,734.82

Loss Trigger - Reserve Account Balance                              Loss Trigger - Certificate Lockout Event
     Total Charged Off (Months 5, 4, 3)  $183,038.92                 Total Charged off (Months 1 - 6)           $247,637.77
     Total Recoveries (Months 3, 2, 1)   $315,911.85                 Total Recoveries (Months 1 - 6)            $477,770.41
     Net Loss / (Recoveries) for 3 Mos  ($132,872.93)(a)             Net Loss/(Recoveries) for 6 Mos.          ($230,132.64)(c)

Total Balance (Months 5, 4, 3)       $101,223,867.62 (b)             Total Balance (Months 1 - 6)           $194,894,057.88 (d)

Loss Ratio Annualized  [(a/b) * (12)]       -1.5752%                 Loss Ratio Annualized [(c/d) (12)]           -1.41697%

Trigger:  Is Ratio > 1.5%                 No                         Trigger:  Is Ratio > 6.0%                  No



                                           Oct-00        Nov-00        Dec-00
B)   Delinquency Trigger:
     Balance delinquency 60+ days        $611,024.36   $957,800.04   $873,676.12
     As % of Beginning Pool Balance         2.00484%      3.48993%      3.48262%
     Three Month Average                    2.08619%      2.48337%      2.99246%

Trigger:  Is Average > 2.0%              Yes

C)   Noteholders Percent Trigger:            0.0000%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger:  Is Minimum < 1.0%              Yes

Exhibit 20.2
Page 1 of 3
                     Navistar Financial 1997 - A Owner Trust
                         For the Month of December, 2000
                      Distribution Date of January 16, 2001
                            Servicer Certificate #45

Original Pool Amount Initial Receivables               $411,613,980.45
Subsequent Receivables (transferred 5/9/97)             $76,128,743.83
Subsequent Receivables (transferred 5/23/97)            $12,254,010.44

Beginning Pool Balance                                  $42,149,764.47
Beginning Pool Factor                                        0.0864180

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)  $3,307,016.84
     Interest Collected                                    $325,230.07

Additional Deposits:
     Repurchase Amounts                                          $0.00
     Liquidation Proceeds / Recoveries                     $634,731.01
Total Additional Deposits                                  $634,731.01

Repos / Chargeoffs                                          $79,965.81
Aggregate Number of Notes Charged Off                              181

Total Available Funds                                    $4,266,977.92

Ending Pool Balance                                     $38,762,781.82
Ending Pool Factor                                           0.0794738

Servicing Fee                                               $35,124.80

Repayment of Servicer Advances                                   $0.00

Reserve Account:
     Beginning Balance  (see Memo Item)                 $11,157,906.69
     Target Percentage                                          10.00%
     Target Balance                                      $3,876,278.18
     Minimum Balance                                    $10,499,931.43
     (Release) / Deposit                                  ($657,975.26)
     Ending Balance                                     $10,499,931.43

Current Weighted Average APR:                                   9.474%
Current Weighted Average Remaining Term (months):                13.81

Delinquencies                              Dollars     Notes
     Installments: 1 - 30 days       $1,020,673.60       670
                   31 - 60 days        $472,802.64       197
                   60+  days           $358,429.76        84

     Total:                          $1,851,906.00       710

     Balances:     60+  days         $1,714,902.48        84

Memo Item - Reserve Account

   Prior Month                              $10,499,931.43
+  Invest. Income                               $53,113.89
+  Excess Serv.                                $604,861.37
+  Transfer (to) / from Collections Account          $0.00
   Beginning Balance                        $11,157,906.69

Exhibit 20.2
Page 2 of 3

Navistar Financial 1997 - A Owner Trust
For the Month  of  December, 2000

                                                                                   NOTES

                                                     TOTAL       CLASS A - 1        CLASS A - 2        CLASS A - 3     CLASS B NOTES
Original Pool Amount                       $500,000,000.00    $85,000,000.00    $221,500,000.00    $176,000,000.00    $17,500,000.00

Distributions:
     Distribution Percentages                                          0.00%              0.00%            100.00%             0.00%
     Coupon                                                           5.841%             6.350%             6.750%            6.950%

Beginning Pool Balance                      $42,149,764.47
Ending Pool Balance                         $38,762,781.82

Collected Principal                          $3,307,016.84
Collected Interest                             $325,230.07
Charge - Offs                                   $79,965.81
Liquidation Proceeds / Recoveries              $634,731.01
Servicing                                       $35,124.80
Cash Transfer from Reserve Account                   $0.00
Total Collections Avail for Debt Service     $4,231,853.12

Beginning Balance                           $42,149,764.47             $0.00              $0.00     $24,649,764.47    $17,500,000.00

Interest Due                                   $240,009.10             $0.00              $0.00        $138,654.93       $101,354.17
Interest Paid                                  $240,009.10             $0.00              $0.00        $138,654.93       $101,354.17
Principal Due                                $3,386,982.65             $0.00              $0.00      $3,386,982.65             $0.00
Principal Paid                               $3,386,982.65             $0.00              $0.00      $3,386,982.65             $0.00

Ending Balance                              $38,762,781.82             $0.00              $0.00     $21,262,781.82    $17,500,000.00
Note / Certificate Pool Factor                                        0.0000             0.0000             0.1208            1.0000
   (Ending Balance / Original Pool Amount)
Total Distributions                          $3,626,991.75             $0.00              $0.00      $3,525,637.58       $101,354.17

Interest Shortfall                                   $0.00             $0.00              $0.00              $0.00             $0.00
Principal Shortfall                                  $0.00             $0.00              $0.00              $0.00             $0.00
     Total Shortfall                                 $0.00             $0.00              $0.00              $0.00             $0.00
      (required from Reserve)
Excess Servicing                               $604,861.37
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance              $11,157,906.69
(Release) / Draw                              ($657,975.26)
Ending Reserve Acct Balance                 $10,499,931.43

Exhibit 20.2
Page 3 of 3

Navistar Financial 1997 - A Owner Trust
For the Month  of  December, 2000


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                                  5                   4                 3                 2                1
                                               Aug-00              Sep-00            Oct-00            Nov-00            Dec-00

Beginning Pool Balance                 $61,819,295.87      $55,033,484.89    $50,402,324.32    $46,088,119.36    $42,149,764.47

A)   Loss Trigger:
Principal of Contracts Charged Off      $1,050,448.75         $136,763.42        $91,977.08        $81,985.21        $79,965.81
Recoveries                                $195,037.80         $481,343.51     $1,033,884.29       $399,950.33       $634,731.01

Total Charged Off (Months 5, 4, 3)      $1,279,189.25
Total Recoveries (Months 3, 2, 1)       $2,068,565.63
Net Loss / (Recoveries) for 3 Mos        ($789,376.38)(a)

Total Balance (Months 5, 4, 3)        $167,255,105.08 (b)

Loss Ratio Annualized  [(a/b) * (12)]        -5.6635%

Trigger:  Is Ratio > 1.5%                          No

                                                    Oct-00              Nov-00              Dec-00
B)   Delinquency Trigger:                    $1,170,053.62       $1,163,378.48       $1,714,902.48
     Balance delinquency 60+ days                 2.32143%            2.52425%            4.06859%
     As % of Beginning Pool Balance               2.27161%            2.33565%            2.97142%
     Three Month Average

Trigger:  Is Average > 2.0%                            Yes

C)   Noteholders Percent Trigger:              2.1000%
     Ending Reserve Account Balance

     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger:  Is Minimum < 1.0%                         No

Exhibit 20.3
Page 1 of 3
                     Navistar Financial 1997 - B Owner Trust
                          For the Month of December2000
                      Distribution Date of January 16, 2001
                            Servicer Certificate #39

Original Pool amount Initial Receivables               $408,527,638.36
Subsequent Receivables  (transferred 11/13/97)          $91,466,751.20


Beginning Pool Balance                                  $85,230,578.37
Beginning Pool Factor                                        0.1704631

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)  $4,722,206.19
     Interest Collected                                    $658,983.97

Additional Deposits:
     Repurchase Amounts                                          $0.00
     Liquidation Proceeds / Recoveries                     $522,099.27
Total Additional Deposits                                  $522,099.27

Repos / Chargeoffs                                         $229,870.00
Aggregate Number of Notes Charged Off                              160

Total Available Funds                                    $5,903,289.43

Ending Pool Balance                                     $80,278,502.18
Ending Pool Factor                                           0.1605588

Servicing Fee                                               $71,025.48

Repayment of Servicer Advances                                   $0.00

Reserve Account:
     Beginning Balance  (see Memo Item)                 $10,485,405.85
     Target Percentage                                          10.00%
     Target Balance                                      $8,027,850.22
     Minimum Balance                                     $9,999,887.79
     (Release) / Deposit                                  ($485,518.06)
     Ending Balance                                      $9,999,887.79

Current Weighted Average APR:                                   9.346%
Current Weighted Average Remaining Term (months):                18.95

Delinquencies                             Dollars     Notes
     Installments:  1 - 30 days     $2,014,270.79     1,083
                    31 - 60 days      $465,426.87       293
                    60+  days         $813,175.03       139

     Total:                         $3,292,872.69     1,132

     Balances:      60+  days       $3,045,995.52       139

Memo Item - Reserve Account

  Prior Month                                $9,999,887.79
+ Invest. Income                                $52,790.84
+ Excess Serv.                                 $432,727.22
+ Transfer (to) / from Collections Account           $0.00
  Beginning Balance                         $10,485,405.85

Exhibit  20.3
Page 2 of 3

Navistar Financial 1997 - B Owner Trust
For the Month of December 2000

                                                                             NOTES
                                                         (Money Market)

                                                 TOTAL     CLASS A - 1    CLASS A - 2     CLASS A - 3     CLASS A - 4  CLASS B NOTES
Original Pool Amount                   $500,000,000.00 $107,000,000.00 $94,000,000.00 $132,000,000.00 $149,500,000.00 $17,500,000.00

Distributions:
     Distribution Percentages                                    0.00%          0.00%           0.00%          96.50%          3.50%
     Coupon                                                      5.72%          5.96%           6.20%           6.30%          6.30%

Beginning Pool Balance                  $85,230,578.37
Ending Pool Balance                     $80,278,502.18

Collected Principal                      $4,722,206.19
Collected Interest                         $658,983.97
Charge - Offs                              $229,870.00
Liquidation Proceeds / Recoveries          $522,099.27
Servicing                                   $71,025.48
Cash Transfer from Reserve Account               $0.00
Total Collections Avail for Debt Service $5,832,263.95

Beginning Balance                       $85,230,578.37           $0.00          $0.00           $0.00  $82,247,508.16  $2,983,070.21

Interest Due                               $447,460.54           $0.00          $0.00           $0.00     $431,799.42     $15,661.12
Interest Paid                              $447,460.54           $0.00          $0.00           $0.00     $431,799.42     $15,661.12
Principal Due                            $4,952,076.19           $0.00          $0.00           $0.00   $4,778,753.52    $173,322.67
Principal Paid                           $4,952,076.19           $0.00          $0.00           $0.00   $4,778,753.52    $173,322.67

Ending Balance                          $80,278,502.18           $0.00          $0.00           $0.00  $77,468,754.64  $2,809,747.54
Note / Certificate Pool Factor                                  0.0000         0.0000          0.0000          0.5182         0.1606
   (Ending Balance / Original Pool Amount)
Total Distributions                      $5,399,536.73           $0.00          $0.00           $0.00   $5,210,552.94    $188,983.79

Interest Shortfall                               $0.00           $0.00          $0.00           $0.00           $0.00          $0.00
Principal Shortfall                              $0.00           $0.00          $0.00           $0.00           $0.00          $0.00
     Total Shortfall                             $0.00           $0.00          $0.00           $0.00           $0.00          $0.00
      (required from Reserve)
Excess Servicing                           $432,727.22
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance          $10,485,405.85
(Release) / Draw                          ($485,518.06)
Ending Reserve Acct Balance              $9,999,887.79

Exhibit 20.3
Page 3 of 3

Navistar Financial 1997 - B Owner Trust
For the Month of December 2000


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                                    5                 4                3                2                1
                                                 Aug-00            Sep-00           Oct-00           Nov-00           Dec-00

Beginning Pool Balance                  $113,931,125.06   $106,711,978.80   $98,965,844.59   $91,208,888.49   $85,230,578.37

A)   Loss Trigger:
Principal of Contracts Charged Off          $279,343.82       $208,146.91      $296,249.71       $76,165.51      $229,870.00
Recoveries                                  $373,109.34       $210,822.61      $482,106.55      $363,891.77      $522,099.27

Total Charged Off (Months 5, 4, 3)          $783,740.44
Total Recoveries (Months 3, 2, 1)         $1,368,097.59
Net Loss / (Recoveries) for 3 Mos          ($584,357.15)(a)

Total Balance (Months 5, 4, 3)          $319,608,948.45 (b)

Loss Ratio Annualized  [(a/b) * (12)]         -2.19402%

Trigger:  Is Ratio > 1.5%                            No

                                              Oct-00              Nov-00              Dec-00
B)   Delinquency Trigger:               2,536,698.26        2,712,347.29        3,045,995.52
     Balance delinquency 60+ days           2.56321%            2.97378%            3.57383%
     As % of Beginning Pool Balance         2.15133%            2.51269%            3.03694%
     Three Month Average

Trigger:  Is Average > 2.0%                               Yes

C)   Noteholders Percent Trigger:                    2.00000%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger:  Is Minimum < 1.0%                                No

Exhibit 20.4
Page 1 of 3
                     Navistar Financial 1998 - A Owner Trust
                         For the Month of December, 2000
                      Distribution Date of January 16, 2001
                            Servicer Certificate #32

Original Pool Amount                                   $500,864,370.04



Beginning Pool Balance                                 $142,962,086.79
Beginning Pool Factor                                      0.285430738

Principal and Interest Collections:
     Principal Collected                                 $7,352,710.92
     Interest Collected                                    $976,019.94

Additional Deposits:
     Repurchase Amounts                                          $0.00
     Liquidation Proceeds / Recoveries                     $530,200.59
Total Additional Deposits                                  $530,200.59

Repos / Chargeoffs                                         $486,262.10
Aggregate Number of Notes Charged Off                              136

Total Available Funds                                    $8,858,931.45

Ending Pool Balance                                    $135,123,113.77
Ending Pool Factor                                           0.2697798

Servicing Fee                                              $119,135.07

Repayment of Servicer Advances                                   $0.00

Reserve Account:
     Beginning Balance  (see Memo Item)                 $11,368,219.08
     Target Percentage                                          10.00%
     Target Balance                                     $13,512,311.38
     Minimum Balance                                    $10,017,287.40
     (Release) / Deposit                                   ($51,600.14)
     Ending Balance                                     $11,316,618.94

Current Weighted Average APR:                                   8.958%
Current Weighted Average Remaining Term (months):                23.97

Delinquencies                               Dollars     Notes
     Installments:  1 - 30 days       $1,902,947.75     1,744
                    31 - 60 days        $550,979.75       463
                    60+  days           $350,575.43       167

     Total:                           $2,804,502.93     1,772

     Balances:      60+  days         $3,801,495.06       167

Memo Item - Reserve Account

   Prior Month                                 $11,124,125.08
+  Invest. Income                                  $51,600.14
+  Excess Serv.                                   $192,493.86
+  Transfer (to) / from Collections Account             $0.00
   Beginning Balance                           $11,368,219.08

Exhibit 20.4
Page 2 of 3
Navistar Financial 1998 - A Owner Trust
For the Month  of  December, 2000


                                                                          NOTES
                                                       TOTAL            CLASS A            CLASS B
Original Pool Amount                         $500,864,370.04    $483,334,000.00     $17,530,370.04

Distributions:
     Distribution Percentages                                            96.50%              3.50%
     Coupon                                                               5.94%              6.10%

Beginning Pool Balance                       $142,962,086.79
Ending Pool Balance                          $135,123,113.77

Collected Principal                            $7,352,710.92
Collected Interest                               $976,019.94
Charge - Offs                                    $486,262.10
Liquidation Proceeds / Recoveries                $530,200.59
Servicing                                        $119,135.07
Cash Transfer from Reserve Account                     $0.00
Total Collections Avail for Debt Service       $8,739,796.38

Beginning Balance                            $142,962,086.79    $137,958,296.66      $5,003,790.13

Interest Due                                     $708,329.50        $682,893.57         $25,435.93
Interest Paid                                    $708,329.50        $682,893.57         $25,435.93
Principal Due                                  $7,838,973.02      $7,564,608.96        $274,364.06
Principal Paid                                 $7,838,973.02      $7,564,608.96        $274,364.06

Ending Balance                               $135,123,113.77    $130,393,687.70      $4,729,426.07
Note / Certificate Pool Factor                                           0.2698             0.2698
   (Ending Balance / Original Pool Amount)
Total Distributions                            $8,547,302.52      $8,247,502.53        $299,799.99

Interest Shortfall                                     $0.00              $0.00              $0.00
Principal Shortfall                                    $0.00              $0.00              $0.00
     Total Shortfall                                   $0.00              $0.00              $0.00
      (required from Reserve)
Excess Servicing                                 $192,493.86
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance                $11,368,219.08
(Release) / Draw                                 ($51,600.14)
Ending Reserve Acct Balance                   $11,316,618.94

Exhibit 20.4
Page 3 of 3

Navistar Financial 1998 - A Owner Trust
For the Month  of  December, 2000


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                                    5                   4                 3                 2                 1
                                                 Aug-00              Sep-00            Oct-00            Nov-00            Dec-00

Beginning Pool Balance                  $175,221,766.25     $165,338,958.59   $157,331,921.34   $150,010,353.13   $142,962,086.79

A)   Loss Trigger:
Principal of Contracts Charged Off        $1,013,438.89         $716,252.10       $267,984.59       $561,796.55       $486,262.10
Recoveries                                  $452,817.34         $455,568.52       $838,978.76       $551,920.63       $530,200.59

Total Charged Off (Months 5, 4, 3)        $1,997,675.58
Total Recoveries (Months 3, 2, 1)         $1,921,099.98
Net Loss / (Recoveries) for 3 Mos            $76,575.60 (a)

Total Balance (Months 5, 4, 3)          $497,892,646.18 (b)

Loss Ratio Annualized  [(a/b) * (12)]          0.18456%

Trigger:  Is Ratio > 1.5%                No

                                            Oct-00         Nov-00         Dec-00
B)   Delinquency Trigger:            $3,566,409.58  $4,688,611.11  $3,801,495.06
     Balance delinquency 60+ days         2.26681%       3.12553%       2.65909%
     As % of Beginning Pool Balance       1.87999%       2.46881%       2.68381%
     Three Month Average

Trigger:  Is Average > 2.0%                    Yes

C)   Noteholders Percent Trigger:           2.25942%
     Ending Reserve Account Balance

     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger:  Is Minimum < 1.0%                    No

Exhibit 20.5
Page 1 of 3
                     Navistar Financial 1999 - A Owner Trust
                         For the Month of December 2000
                      Distribution Date of January 16, 2001
                            Servicer Certificate #20

Original Pool Amount                                    $714,764,750.47



Beginning Pool Balance                                  $387,642,558.84
Beginning Pool Factor                                         0.5423359

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)  $12,007,556.96
     Interest Collected                                   $2,668,288.91

Additional Deposits:
     Repurchase Amounts                                           $0.00
     Liquidation Proceeds / Recoveries                      $773,537.82
Total Additional Deposits                                   $773,537.82

Repos / Chargeoffs                                          $660,946.77
Aggregate Number of Notes Charged Off                               201

Total Available Funds                                    $15,449,383.69

Ending Pool Balance                                     $374,974,055.11
Ending Pool Factor                                            0.5246118

Servicing Fee                                               $323,035.47

Repayment of Servicer Advances                                    $0.00

Reserve Account:
     Beginning Balance  (see Memo Item)                  $21,706,715.55
     Target Percentage                                           10.00%
     Target Balance                                      $37,497,405.51
     Minimum Balance                                     $14,295,295.01
     (Release) / Deposit                                   ($113,409.61)
     Ending Balance                                      $21,593,305.94

Current Weighted Average APR:                                    8.328%
Current Weighted Average Remaining Term (months):                 32.88

Delinquencies                              Dollars     Notes
     Installments:  1 - 30 days      $3,616,014.37     3,295
                    31 - 60 days       $998,789.27       825
                    60+  days          $571,935.80       270

     Total:                          $5,186,739.44     3,319

     Balances:      60+  days       $10,650,454.91       270

Memo Item - Reserve Account

   Prior Month                                 $21,075,867.84
+  Invest. Income                                 $113,409.61
+  Excess Serv.                                   $517,438.10
+  Transfer (to) / from Collections Account             $0.00
   Beginning Balance                           $21,706,715.55

Exhibit 20.5
Page 2 of 3

Navistar Financial 1999 - A Owner Trust
For the Month of December 2000

                                                                                      NOTES

                                                 TOTAL    CLASS A - 1     CLASS A - 2     CLASS A - 3     CLASS A - 4  CLASS B NOTES
                                                 -----    -----------     -----------     -----------     -----------  -------------
Original Pool Amount                   $714,764,750.47$147,000,000.00 $197,000,000.00 $200,000,000.00 $145,745,000.00 $25,019,750.47

Distributions:
     Distribution Percentages                                   0.00%          96.50%           0.00%           0.00%          3.50%
     Coupon                                                   5.0025%         5.5500%         5.9500%         6.1300%        6.2200%

Beginning Pool Balance                 $387,642,558.84
Ending Pool Balance                    $374,974,055.11

Collected Principal                     $12,007,556.96
Collected Interest                       $2,668,288.91
Charge - Offs                              $660,946.77
Liquidation Proceeds / Recoveries          $773,537.82
Servicing                                  $323,035.47
Cash Transfer from Reserve Account               $0.00
Total Collections Avail for Debt Service$15,126,348.22

Beginning Balance                      $387,642,558.85          $0.00  $23,182,085.09 $200,000,000.00 $145,745,000.00 $18,715,473.76

Interest Due                             $1,940,406.39          $0.00     $107,217.14     $991,666.67     $744,514.04     $97,008.54
Interest Paid                            $1,940,406.39          $0.00     $107,217.14     $991,666.67     $744,514.04     $97,008.54
Principal Due                           $12,668,503.73          $0.00  $12,225,106.10           $0.00           $0.00    $443,397.63
Principal Paid                          $12,668,503.73          $0.00  $12,225,106.10           $0.00           $0.00    $443,397.63

Ending Balance                         $374,974,055.12          $0.00  $10,956,978.99 $200,000,000.00 $145,745,000.00 $18,272,076.13
Note / Certificate Pool Factor                                 0.0000          0.0556          1.0000          1.0000         0.7303
   (Ending Balance / Original Pool Amount)
Total Distributions                     $14,608,910.12          $0.00  $12,332,323.24     $991,666.67     $744,514.04    $540,406.17

Interest Shortfall                               $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
Principal Shortfall                              $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
     Total Shortfall                             $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
         (required from Reserve)
Excess Servicing                           $517,438.10
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance          $21,706,715.55
(Release) / Draw                          ($113,409.61)
Ending Reserve Acct Balance             $21,593,305.94


Exhibit 20.5
Page 3 of 3

Navistar Financial 1999 - A Owner Trust
For the Month of December 2000


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                                  5                    4                 3                  2                  1
                                               Aug-00               Sep-00            Oct-00             Nov-00             Dec-00

Beginning Pool Balance                 $451,619,634.81     $434,307,599.46   $419,516,508.08    $402,653,545.87    $387,642,558.84

A)   Loss Trigger:
Principal of Contracts Charged Off       $1,348,447.58         $907,881.51     $2,092,327.07      $1,820,901.51        $660,946.77
Recoveries                               $1,150,961.70         $634,138.83     $1,494,577.38      $1,377,765.70        $773,537.82

Total Charged Off (Months 5, 4, 3)       $4,348,656.16
Total Recoveries (Months 3, 2, 1)        $3,645,880.90
Net Loss / (Recoveries) for 3 Mos          $702,775.26 (a)

Total Balance (Months 5, 4, 3)       $1,305,443,742.35 (b)

Loss Ratio Annualized  [(a/b) * (12)]          0.6460%

Trigger:  Is Ratio > 1.5%                           No

                                              Oct-00           Nov-00           Dec-00
B)   Delinquency Trigger:              $6,473,592.88   $11,969,834.07   $10,650,454.91
     Balance delinquency 60+ days           1.54311%         2.97274%         2.74749%
     As % of Beginning Pool Balance         1.58152%         2.09726%         2.42111%
     Three Month Average

Trigger:  Is Average > 2.0%                         Yes

C)   Noteholders Percent Trigger:              3.02104%
     Ending Reserve Account Balance

     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger:  Is Minimum < 1.0%                          No

     Navistar Financial Corporation

Exhibit 20.6
Page 1 of 3
                     Navistar Financial 2000 - A Owner Trust
                         For the Month of December 2000
                      Distribution Date of January 16, 2001
                            Servicer Certificate #11

Original Pool Amount                                    $380,843,908.73
Subsequent Receivables (transferred 3/13/00)             $74,413,256.03
Subsequent Receivables (transferred 3/20/00)             $19,742,835.24

Beginning Pool Balance                                  $376,295,860.93
Beginning Pool Factor                                         0.7922018

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)   $8,177,205.50
     Interest Collected                                   $2,874,336.45

Additional Deposits:
     Repurchase Amounts                                           $0.00
     Liquidation Proceeds / Recoveries                      $471,023.89
Total Additional Deposits                                   $471,023.89

Repos / Chargeoffs                                          $925,879.76
Aggregate Number of Notes Charged Off                               121

Total Available Funds                                    $11,522,565.84

Ending Pool Balance                                     $367,192,775.67
Ending Pool Factor                                            0.7730374

Servicing Fee                                               $313,579.88

Repayment of Servicer Advances                                    $0.00

Reserve Account:
     Beginning Balance  (see Memo Item)                  $19,732,784.72
     Target Percentage                                            5.25%
     Target Balance                                      $19,277,620.72
     Minimum Balance                                      $9,105,143.30
     (Release) / Deposit                                   ($455,164.00)
     Ending Balance                                      $19,277,620.72

Current Weighted Average APR:                                    9.188%
Current Weighted Average Remaining Term (months):                 44.15

Delinquencies                                 Dollars     Notes
     Installments:  1 - 30 days         $2,851,902.23     2,821
                    31 - 60 days          $785,615.53       655
                    60+  days             $391,893.22       209

     Total:                             $4,029,410.98     2,840

     Balances:      60+  days          $10,100,814.75       209

Memo Item - Reserve Account

   Prior Month                              $19,755,532.70
+  3/13 Transfer                               $106,663.81
+  Invest. Income                                    $0.00
+  Excess Serv.                               ($129,411.79)
   Transfer (to) / from Collections Account $19,732,784.72

Exhibit 20.6
Page 2 of 3

For the Month of December 2000

                                                                                                NOTES
                                                 TOTAL    CLASS A - 1     CLASS A - 2     CLASS A - 3     CLASS A - 4  CLASS B NOTES
Original Pool Amount                   $475,000,000.00 $84,000,000.00 $142,000,000.00 $110,000,000.00 $121,187,500.00 $17,812,500.00

Distributions:
     Distribution Percentages                                   0.00%          96.25%           0.00%           0.00%          3.75%
     Coupon                                                   6.0800%         6.8200%         7.2000%         7.3400%        7.4700%

Beginning Pool Balance                 $376,295,860.93
Ending Pool Balance                    $367,192,775.67

Collected Principal                      $8,177,205.50
Collected Interest                       $2,874,336.45
Charge - Offs                              $925,879.76
Liquidation Proceeds / Recoveries          $471,023.89
Servicing                                  $313,579.88
Cash Transfer from Reserve Account         $129,411.79
Total Collections Avail for Debt Service$11,338,397.75

Beginning Balance                      $376,295,860.93          $0.00 $127,847,266.15 $110,000,000.00 $121,187,500.00 $17,261,094.78

Interest Due                             $2,235,312.49          $0.00     $726,598.63     $660,000.00     $741,263.54    $107,450.32
Interest Paid                            $2,235,312.49          $0.00     $726,598.63     $660,000.00     $741,263.54    $107,450.32
Principal Due                            $9,103,085.26          $0.00   $8,761,719.56           $0.00           $0.00    $341,365.70
Principal Paid                           $9,103,085.26          $0.00   $8,761,719.56           $0.00           $0.00    $341,365.69

Ending Balance                         $367,192,775.67         0.00     19,085,546.59  110,000,000.00  121,187,500.00  16,919,729.09
Note / Certificate Pool Factor                                 0.0000          0.8386          1.0000          1.0000         0.9499
   (Ending Balance / Original Pool Amount)
Total Distributions                     $11,338,397.75          $0.00   $9,488,318.19     $660,000.00     $741,263.54    $448,816.01

Interest Shortfall                               $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
Principal Shortfall                              $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
     Total Shortfall                             $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
         (required from Reserve)
Excess Servicing                                 $0.00
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance          $19,732,784.72
(Release) / Draw                          ($455,164.00)
Ending Reserve Acct Balance             $19,277,620.72

Exhibit 20.6
Page 3 of 3
For the Month of December 2000


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                            5                    4             3                 2                  1
                                          Aug-00               Sep-00        Oct-00            Nov-00             Dec-00
Beginning Pool Balance               $415,648,446.06      $405,255,303.51   $395,679,940.21   $384,929,019.74    $376,295,860.93

A)   Loss Trigger:
Principal of Contracts Charged Off     $1,170,652.72          $739,288.02       $863,914.62       $822,965.73        $925,879.76
Recoveries                               $570,204.65          $329,839.91       $770,991.06       $512,873.99        $471,023.89

Total Charged Off (Months 5, 4, 3)     $2,773,855.36
Total Recoveries (Months 3, 2, 1)      $1,754,888.94
Net Loss / (Recoveries) for 3 Mos      $1,018,966.42(a)

Total Balance (Months 5, 4, 3)     $1,216,583,689.78(b)

Loss Ratio Annualized  [(a/b) * (12)]          $0.01

Trigger:  Is Ratio > 1.5%                         No

                                            Oct-00         Nov-00         Dec-00
B)   Delinquency Trigger:
     Balance delinquency 60+ days    $4,921,082.49  $7,725,802.02 $10,100,814.75
     As % of Beginning Pool Balance       1.24370%       2.00707%       2.68427%
     Three Month Average                  1.07935%       1.41865%       1.97835%

Trigger:  Is Average > 2.0%                                     No

C)   Noteholders Percent Trigger:                          4.0584%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger:  Is Minimum < 1.0%                                     No

Exhibit 20.7
Page 1 of 3
                     Navistar Financial 2000 - B Owner Trust
                         For the Month of December 2000
                      Distribution Date of January 16, 2001
                             Servicer Certificate #3

Original Pool Amount                                    $764,710,097.53

Beginning Pool Balance                                  $722,425,361.72
Beginning Pool Factor                                         0.9447049

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)  $13,710,913.22
     Interest Collected                                   $5,908,371.24

Additional Deposits:
     Repurchase Amounts                                           $0.00
     Liquidation Proceeds / Recoveries                      $343,736.93
Total Additional Deposits                                   $343,736.93

Repos / Chargeoffs                                        $5,200,097.76
Aggregate Number of Notes Charged Off                                47

Total Available Funds                                    $19,963,021.39

Ending Pool Balance                                     $703,514,350.74
Ending Pool Factor                                            0.9199752

Servicing Fee                                               $602,021.13

Repayment of Servicer Advances                                    $0.00

Reserve Account:
     Beginning Balance  (see Memo Item)                  $36,384,296.93
     Target Percentage                                            5.50%
     Target Balance                                      $38,693,289.29
     Minimum Balance                                     $15,294,201.95
     (Release) / Deposit                                   ($280,864.46)
     Ending Balance                                      $36,103,432.47

Current Weighted Average APR:                                    9.769%
Current Weighted Average Remaining Term (months):                 48.50

Delinquencies                              Dollars     Notes
     Installments: 1 - 30 days       $4,167,018.70     3,664
                   31 - 60 days        $921,270.90       740
                   60+  days           $339,687.18       251

     Total:                          $5,427,976.78     3,685

     Balances:     60+  days        $11,224,467.79       251

Memo Item - Reserve Account

   Prior Month                                 $39,733,394.89
+  3/13 Transfer                                  $280,864.46
+  Invest. Income                                       $0.00
+  Excess Serv.                                ($3,629,962.42)
   Transfer (to) / from Collections Account    $36,384,296.93

Exhibit 20.7
Page 2 of 3

For the Month of December 2000

                                                                                           NOTES

                                                 TOTAL    CLASS A - 1     CLASS A - 2     CLASS A - 3     CLASS A - 4  CLASS B NOTES

Original Pool Amount                   $764,710,097.53$140,000,000.00 $232,400,000.00 $184,900,000.00 $178,733,000.00 $28,677,097.53

Distributions:
     Distribution Percentages                                 100.00%           0.00%           0.00%           0.00%          0.00%
     Coupon                                                   6.7300%         6.6600%         6.6700%         6.7800%        7.0300%

Beginning Pool Balance                 $722,425,361.72
Ending Pool Balance                    $703,514,350.74

Collected Principal                     $13,710,913.22
Collected Interest                       $5,908,371.24
Charge - Offs                            $5,200,097.76
Liquidation Proceeds / Recoveries          $343,736.93
Servicing                                  $602,021.13
Cash Transfer from Reserve Account       $3,629,962.42
Total Collections Avail for Debt Service$22,990,962.68

Beginning Balance                      $722,425,361.72 $97,715,264.19 $232,400,000.00 $184,900,000.00 $178,733,000.00 $28,677,097.53

Interest Due                             $4,079,951.70    $584,554.42   $1,289,820.00   $1,027,735.83   $1,009,841.45    $168,000.00
Interest Paid                            $4,079,951.70    $584,554.42   $1,289,820.00   $1,027,735.83   $1,009,841.45    $168,000.00
Principal Due                           $18,911,010.98 $18,911,010.98           $0.00           $0.00           $0.00          $0.00
Principal Paid                          $18,911,010.98          $0.00           $0.00           $0.00           $0.00          $0.00

Ending Balance                         $703,514,350.74         0.5629          1.0000          1.0000          1.0000         1.0000
Note / Certificate Pool Factor                                 0.0000          0.0000          0.0000          0.0000         0.0000
   (Ending Balance / Original Pool Amount)
Total Distributions                     $22,990,962.68          $0.00           $0.00           $0.00           $0.00          $0.00

Interest Shortfall                               $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
Principal Shortfall                              $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
     Total Shortfall                             $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
         (required from Reserve)
Excess Servicing                                 $0.00
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance          $36,384,296.93
(Release) / Draw                          ($280,864.46)
Ending Reserve Acct Balance             $36,103,432.47

Exhibit 20.7
Page 3 of 3

For the Month of December 2000


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                                   5         4                  3                2                 1
                                                Aug-00    Sep-00             Oct-00           Nov-00            Dec-00
Beginning Pool Balance                             N/A       N/A    $764,710,097.53  $741,556,161.94   $722,425,361.72

A)   Loss Trigger:
Principal of Contracts Charged Off                 N/A       N/A        $637,732.76    $1,969,548.20     $5,200,097.76
Recoveries                                         N/A       N/A              $0.00       $49,563.20       $343,736.93

Total Charged Off (Months 5, 4, 3)                 N\A
Total Recoveries (Months 3, 2, 1)          $393,300.13
Net Loss / (Recoveries) for 3 Mos                  N\A (a)

Total Balance (Months 5, 4, 3)         $764,710,097.53 (b)

Loss Ratio Annualized  [(a/b) * (12)]            $0.00

Trigger:  Is Ratio > 1.5%                           No

                                                   Oct-00             Nov-00              Dec-00
B)   Delinquency Trigger:                   $2,426,474.18      $8,127,102.47      $11,224,467.79
     Balance delinquency 60+ days                0.31731%           1.09595%            1.55372%
     As % of Beginning Pool Balance              0.00000%           0.47109%            0.98899%
     Three Month Average

Trigger:  Is Average > 2.0%                                     No

C)   Noteholders Percent Trigger:                          4.7212%
     Ending Reserve Account Balance

     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger:  Is Minimum < 1.0%                                     No